Investor Presentation

August 2021

Liberated Syndication (LSYN)



Forward Looking Statements

"Forward-looking Statements" as defined in the Private Securities litigation Reform Act of 1995 may be included in some of the information or materials made available on this website. These statements relate to future events or our future financial performance. These statements are only predictions and may differ materially from actual future results or events. We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new information, future developments or otherwise. There are important risk factors that could cause actual results to differ from those contained in forward-looking statements, including, but not limited to, risks associated with the delay in filing our SEC reports, our change in business strategy, acquisitions, actions of regulators concerning our business operations or trading markets for our securities, the extent to which we are able to develop new services and markets for our services, our significant reliance on third parties to distribute our content, and the level of demand and market acceptance of our services.

Key Takeaways

libsyn

1. One of the largest and fastest-growing bases of podcasters and podcasting episodes with global reach
2. Growing base of paying, reoccurring monthly SaaS Subscribers with industry-leading retention
3. Roster of best-known podcasters use our platform, which handles some of the most traffic in the industry
4. Widest distribution possible with established relationships with Spotify, Apple, Amazon, and others
5. Core hosting business has experienced consistent growth with high margins that deliver strong cash flow
6. Acquisitions focused on providing sought-after, value-added services that capture greater share of wallet - AdvertiseCast makes Libsyn one of the largest independent ad marketplaces in all of podcasting
7. Strong industry tailwinds with exponential growth of podcasting expected to continue
8. Experienced leadership team focused on shareholder value through innovation and results

Libsyn has Been the Industry Innovator Since 2004

libsyn

Innovation	Apple	Mobile	Podcasting Goes Viral	Strengthening Market Presence	Platform Strategy & Acquisitions
2004	2005	2006 - 2007	2008 - 2018	2019	2020 - 2021
Libsyn launches first podcast service provider	Apple releases iTunes 4.9 with native support for podcasts new ***Podcast Directory*** Adam Curry credited with coining the term "***Podcasting***"	Apple releases the ***First iPhone*** providing better mobile access to podcasts Libsyn undertakes early efforts to develop advertising business and dynamic advertising, including ***Dynamic Ad Insertion***	Libsyn introduces first custom ***Smartphone Apps*** for podcasters for Google Play and iOS, breaks several world records ***Serial*** goes viral Closes acquisition of ***Pair Networks, Inc.***	Updated marketing First female focused podcasting conference ***She Podcasts Live*** ***New Board Members*** ***Record Revenues***	***Strategic Review*** and launch of ***Platform Strategy*** ***Acquisitions*** of AdvertiseCast, Glow, Auxbus ***Libsyn 5.0 Beta Launch***

Libsyn is a World-Leading Podcast Hosting Platform

libsyn

In 2020 Libsyn delivered over ***6 billion*** downloads and hosted over ***5.8 million*** media files from more than ***75,000 podcasts***

Content Publishers

Distribution Destination

Libsyn provides the most advanced hosting platform that allows podcasters to create and distribute content to listeners worldwide

Since 2004, Libsyn has led the industry in democratizing podcasting and has been integral in growing the industry's content slates and popularity among listeners

Strong & Consistent Growth from SaaS Customer Base

Show & Episode Growth since 2015 (000s)

libsyn

Shows: An episodic series of digital audio or video files – our subscriber base

Episodes: A single digital recording produced by Shows

6+ billion downloads



2,286 2,179 2,432 2,572 2,715 2,867 2,978 3,194 3,377 3,549 3,754 3,968 4,206 4,429 4,658 4,909 5,133 5,350 5,603 5,844 6,087 6,317 6,346 6,566 6,800 6,990
24.4 25.9 27.3 28.4 30.3 32.2 33.8 35.1 37.4 39.7 42.9 44.9 48.6 51.3 54.8 57.6 62.0 64.5 67.5 69.1 71.5 74.7 75.7 76.3 77.1 77.4
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Q121 Q221
Shows
Episodes

Monthly churn has been well below 3% consistently since 2015

We Attract Big Names, Brands, Publications

Over 75,000 podcasts from all over the world



DAVE RAMSEY
Making it work.
AUDIO PODCAST
CREFLO DOLLAR
TALES
HILL
THE WAY I HEARD IT
MIKE ROWE
ACCENTURE POWERFUL MINDS
THREE BIG POINTS
MIT Sloan
TEAM TaylorMade PODCAST
Listen & Think
KIDZ BOP DAILY
BAD FAITH
This Week In Bitcoin
Deloitte. Insights
Thomson Reuters Answers
THOMSON REUTERS
ORACLE
Oracle Groundbreakers
LISTEN UP
THE oasis PODCAST
P O D C A S T
B&N
VOICES IN THE HALL
ebay
INSIDE THE ICE HOUSE

We Distribute Everywhere Listeners Are

libsyn

Distribution to 25 different destinations/aggregators

Facebook	TuneIn	RadioPublic	iHeart	LinkedIn	Alexa
Pandora	Tumbler	Audacy	Gaana	Amazon Music	Blogger
Twitter	App Store	HTML5	SoundCloud	WordPress	YouTube
Spotify	Deezer	PlayerFM	Audible	JioSaavn	Samsung

Libsyn distributes through hundreds of aggregator apps and podcast directories globally that redirect from, or "scrape," Apple Podcasts

Pocket Casts	Apple Podcasts	Podcast Addict
Google Podcasts	Overcast	Castbox
Stitcher	Castro	Podcast Republic

Our Distribution Has Worldwide Reach

Percent of Total Libsyn Monthly Global Unique Download Requests (June 2021)



Canada
5.4%
United States
61.3%
United Kingdom
5.4%
Germany
2.5%
Brazil
0.9%
Australia
3.7%

Libsyn 5.0 Debuted in Early 2021

libsyn

Libsyn 5.0 is the next generation of hosting

Value to Podcasters	Feature Set
Easily Publish Everywhere	Simple Episode Publishing
Download Data That You Never Knew You Needed	Stats, Stats, & More Stats
Branding Made Easy With Custom Colors and Fonts	NEW Episode Audio Player
Perfectly Matched Players	Settings for Destinations
Publish faster with Snippets	NEW Podcast Page Design
	NEW Show Branding Settings


NEW ON
LIBSYN 5
Total Downloads
Custom Stats Codes
ID3 Tag Support
Snippets
Episode Defaults

Libsyn Platform Strategy

libsyn

Historically, Libsyn has been a leader in hosting and distribution

Getting Started	Creation Tools	Hosting	Monetization Tools	Distribution
Develop tools to help novice podcasters with creating professional podcasts	Develop or partner to offer best-in-class tools for experts that include audio editing, marketing, transcription, etc.	Continue to build on market-leading position by adding new features and better services	Through community, help podcasters monetize content through ***advertising***, ***subscriptions***, ***sponsorships,*** and ***donations***	Continue to offer industry-leading distribution and layer on tools to help podcasters integrate with social media and private feeds

Libsyn Platform Strategy

Libsyn is now aggressively expanding into the entire value chain for podcasters

Getting Started
- **Tools for the Novice** (strategic acquisition)

Creation Tools
- **Websites** pair (strategic acquisition)
- Design Tools
- Transcription
- Audio Editing
- **Interview Tool** (strategic acquisition)

Hosting
- **Libsyn 5.0 Platform** designed to integrate with Internal and 3rd Party Tools
- Other Hosting Companies
- Creators

Monetization Tools
- **Community**
- **Subscription** (strategic acquisition)
- Donation
- Sponsorship
- ADVERTISECAST — **Adtech Marketplace** connecting Podcasters & Advertisers (and host agnostic) (strategic acquisition)

Distribution
- HEADLINER
- **Private** (strategic acquisition)

Legend: Strategic Acquisitions

libsyn

pair

Pair Networks pair

libsyn

Dedicated service for podcasters to create a web presence

- ***Full web hosting features including email, unlimited domains and scalable server solutions.***
- ***WordPress hosting and one click WordPress set-up (not limited to WordPress sites only)***
- ***World Class support, enterprise-level hardware, and a first-party Account Control Center***
- ***24-hour customer support team***
- ***Maintained and built for speed with network uptime well in excess of 99.99%.***
- ***25+ years of experience focused on hosting, continually building expertise and products***
- ***100% scalable, your site is always hosted on state-of-the-art equipment***

Web Hosting
Starting at $5.95/month
Full Development Environment
Add Unlimited Domains
Full-Featured E-Mail
Hosting for Multiple Sites

WordPress
Optimize servers with caching
Automatic Backups
Free Let's Encrypt SSL Certs
Site Staging
Easy WordPress Site Moves

Security
Advanced Software
Reserved Resources
Solid State Drives
Powerful Virtual Servers
Easy Upgrade, Downgrade

Dedicated Servers
Custom Solutions
Up to 48 CPU Cores
Custom Software Installation
Enterprise-level Features

Named Top 10 Best WordPress Hosting — FIND BEST HOSTS

Most Reliable Hosting Company Sites in Q3 2019 — NETCRAFT

libsyn

ADVERTISECAST

Billion Dollar Opportunity in Advertising

Podcast Advertising Market Is Expected to Rapidly Increase



($ in mm)
Estimated 2015-2021 CAGR: 29%
$479
$708
$728
$1,133
$1,331
2018
2019
2020
2021
2022

Market in full recovery with Q4 2020 ad spend increasing 11% compared to Q4 2019

Source: eMarketer as of August-2020; MediaRadar.
Note: 2020, 2021 and 2022 represent projections.

Billion Dollar Opportunity in Advertising

Podcast Popularity is Increasing, Yet Monetization is Still in its Infancy

Percentage of Population Listening to Podcasts


30%
33%
36%
40%
44%
51%
2014
2015
2016
2017
2018
2019

Monetization Lags Other Ad Channels


Podcasts
$0.03
Radio
$0.11
TV
$0.13
Internet
$0.24
Magazines
$0.57
Newspapers
$0.72

Source: Statista Podcasting in the U.S. 2020; Edison Research IAB Podcast Ad Revenue Study, Nielson & Hackernoon

AdvertiseCast Overview

One of the Largest Podcast Advertising Marketplaces Serving 1,500+ Podcasts



Home Advisor
DUKE CANNON
Capital One
SKILL SHARE.
Blinkist
Large Advertisers
Most Popular Shows
up first
The Daily
THE BEN SHAPIRO SHOW
npr news now

Company Overview

- Founded in 2016
- Industry-leading technology with ad buying and campaign management platform
- Technology reduces friction involved with host-read podcast advertising
- Combination of do-it-yourself marketplace and internal agency team
- ~500 active advertisers and 1,500+ shows in 2020
- 2020 Revenue: $12mm (~50% yoy growth)

Source: AdvertiseCast.

1,500+ Podcasts in the AdvertiseCast Marketplace

libsyn

Exclusive Content	Non-Exclusive Content	Network Partners
The Newsworthy	Impact Theory	C13
Moms and Murder	We Study Billionaires	PRX
Darknet Diaries	Tin Foil Hat	Entercom
Techmeme Ride Home	The Rich Dad Radio Show	Audioboom
Optimal Living Daily	Westwood One	betches
Upside	Crooked	Slate
Southern Fried True Crime		NBC Universal
Show Me the Meaning!		Midroll Media

500+ Brands & Direct Response Advertisers

libsyn

Home Advisor
Capital One
PayPal
LinkedIn
BUTCHER BOX
AWAY

indeed
WARBY PARKER
Kabbage
audible an amazon company
betterhelp
MARCH OF DIMES

amazon
SKILL SHARE.
ARIZONA OFFICE OF TOURISM
FUNDRISE
DUKE CANNON SUPPLY CO.
monday

Hello FRESH
Blinkist
NordVPN
MANSCAPED -REFINING THE GENTLEMAN-
ORACLE
ZipRecruiter
U.S.ARMY

MASTERWORKS
lyft
thinkr
HONDA
gusto
Nutrisystem

AdvertiseCast Marketplace

Self-Service Marketplace for Ad Buyers with Curated Inventory


ADVERTISECAST
Advertise on a Podcast
The Side Hustle Show: Busin...
The
SIDE
SHOW

Easy-to-Use Solution for Creators Looking to Monetize


Choose Ad Spots to Sell

Enables Ad Campaigns at Scale

Publisher Tools

Streamlined publisher onboarding process: Publisher uploads RSS feed and AdvertiseCast verifies publishers' data for listing to go live in marketplace

Publisher tools include:

- Show, rate, inventory management
- Consolidated advertising dashboards
- Streamlined brand vetting process
- Inventory/schedule management
- AI-based air check/spot verification
- Automated payouts and payment status reporting

Advertiser Tools

Advertisers browse marketplace using search/filter features

Interactive proposal tools streamline sales processes while reducing time and increasing win rate; Single order process distributes campaign to all shows at once

All campaign communication centralized via the platform with full workflow managed from start to finish

Adviser tools include:

- Campaign management dashboard
- Real-time status monitoring, air checks, and publisher communications
- Budget, payments, and account management dashboard
- Consolidated air check module

Strong Growth that Libsyn will Accelerate

libsyn

Significant Growth Fueled by Strong Demand for Advertising

Recent Revenue Growth

Q1 & Q2 continued high double-digit growth

Historical Revenue ($ in mm)



$2.5
$8.4
$12.1
2018
2019
2020



2018
2019
2020
2021
Active Advertisers
33
66
94
125
112
136
170
187
197
196
206
245
268
284
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Total Monetized Shows
208
220
265
355
319
373
466
433
463
440
505
602
564
736
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

Exclusive Shows: **107 in Q2 2021 vs. 68 in Q2 2020**

Source: Company management; 2019 & 2020 reflect GAAP financials.

Long-Term Ad Sales Strategy: Premium & Long-Tail

Phase One:
Premium

- Sale of host endorsement and live reads by in-house teams and external partners
- Premium CPMs of $25-45
- Advertising baked into the content of the podcast
- Optimal audience engagement and campaign performance

Libsyn brings inventory & 400+ pro users that can be ad customers on Day 1

Host-read captures ~95% of industry ad spend[1]

Phase Two:
Programmatic

- Baked in host reads removed from show after several months
- Replaced with dynamic ad insertion
- External sales partners sell programmatic at lower CPMs (over 50% of listening hours spent on podcasts not in the top 100[2])

Libsyn currently integrates with Megaphone to provide programmatic to only a small portion of total inventory

Megaphone

Phase Three:
Fully Developed Marketplace

- Unsold inventory made available to global ad networks and private market-places
- Optimized marketplace delivers best available pricing

[1]Source: eMarketer. [2]Source: Simpler Media.

libsyn

auxbus

Auxbus Acquisition

Feb 2021

auxbus

libsyn

Opportunity to capture greater share of novice podcast market

Product One: Auxbus Studio

Software platform for novice creators to quickly create professional podcasts step-by-step
Provides podcasters with free music and artwork libraries

- ***1,500+ podcast episodes have been created on the platform***
- ***Opportunity to monetize existing Libsyn customers in new ways***
- ***Allows Libsyn to own the customer experience from origin to consumption***

Product Two: Auxbus Connect

Allows podcasters to easily record remote interviews with no loss of quality

Average Customer Rating:

★★★★½

4.8 out of 5 (450+ episodes)



NCTECH
NC TECH
AWARDS
2019



Plan
Record
Level &
Assemble
Host
Distribute
Share



WINNER
auxbus
TOP 10
STARTUPS TO WATCH

libsyn

glow

Glow Acquisition
April 2021

Opportunity to expand monetization tools

Hosting-agnostic service that will attract Libsyn and non-Libsyn users to monetize content in new ways

Software that enables creators to monetize podcasts via private membership offerings

- *Wallet system for quicker payments*
- *Self-start interface*
- *Premium-feed creation*
- *2-step pay with Apple Pay and Google Pay*
- *Ability to offer free trials*
- *Gift subscriptions*
- *Collect donations*

Among first group of partners on Spotify Open Access Platform

Ad-free episodes
Bonus episodes
Extended episodes
Listener support
Integrate with existing membership programs



Twenty Thousand Hertz
Become a Supporter.
$3.00/month
Join Now

libsyn

The New Libsyn



Libsyn Leadership in Podcasting

Center of the podcast ecosystem as the leading platform for:

- Novice and experienced creators
- Podcast listeners and fans
- Best-in-class brands and creators
- Monetization

Leader in Hosting & Creation

Leader in Monetization

Leader in Advertising

libsyn

CREATE, HOST, GROW, AND MONETIZE

ADVERTISECAST auxbus glow pair